Morgan Stanley Latin American Growth Fund
LETTER TO THE SHAREHOLDERS / / JANUARY 31, 2003

Dear Shareholder:
For the 12 months ended January 31, 2003, the Latin American markets posted their worst performance since 1998. The region's performance was hampered by weak global economic growth, domestic concerns in Brazil and Argentina, increased geopolitical risk and the continued selloff of U.S. equities. Most of the region's markets declined during the period, with particularly poor performance coming from Argentina, Brazil and Chile.

The Latin American markets began the period in positive territory as equities in the region were supported by early expectations of a United States-led economic recovery and positive economic data from certain countries. During the second quarter, risk aversion increased on a global basis, dominated by negative sentiment toward Brazil, evidencing a poor political outlook and financial woes, and by greater uncertainty over the global backdrop. A lack of investor confidence in Mexico and Chile and the continuing crisis in Argentina only served to weigh down the market's performance. Meanwhile, increased reports of corporate accounting fraud and concerns over the weaker than hoped for strength of the U.S. economic recovery, coupled with geopolitical risks in the Asian subcontinent and the Middle East, undermined investor confidence for much of the year.

Nevertheless, amid a more favorable tone in U.S. equities, particularly during October and November, the Latin American markets rebounded sharply, thanks to reduced political concerns in Brazil and generally supportive corporate and economic data, ending the period on a positive note.

Performance and Portfolio Strategy
For the 12 months ended January 31, 2003, Morgan Stanley Latin American Growth Fund's Class A, B, C and D shares produced total returns of -24.40 percent, -24.90 percent, -24.88 percent and -24.24 percent, respectively, versus -25.22 percent for the MSCI Emerging Markets Free Latin American Index (MSCI Index). For the same period, the Lipper Latin American Funds average was -23.57 percent. THE PERFORMANCE OF THE FUND'S FOUR SHARE CLASSES VARIES BECAUSE OF DIFFERING EXPENSES. TOTAL RETURN FIGURES ASSUME THE REINVESTMENT OF ALL DISTRIBUTIONS BUT DO NOT REFLECT THE DEDUCTION OF ANY APPLICABLE SALES CHARGES. IF SALES CHARGES WERE INCLUDED, PERFORMANCE WOULD BE LOWER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

The Fund's benefited from its underweighted stances in Argentina and Brazil, which returned -31.1 percent and -28.4 percent, respectively, mitigated its poor performance somewhat, as did its overweighted positions in Mexico, which returned -24.5 percent, and Venezuela, which came in at -32.1 percent. Underweightings in Peru (up 27.4 percent) and Colombia (up 10.4 percent) hurt performance. Stock selection in Mexico, Venezuela and Brazil contributed positively to the Fund's relative performance, but the stock selection in Chile was weak.

Morgan Stanley Latin American Growth Fund
LETTER TO THE SHAREHOLDERS / / JANUARY 31, 2003 CONTINUED

The portfolio's largest country allocations remain Mexico and Brazil. On a relative basis, Mexico and Venezuela have been overweighted, with Argentina neutral. The Fund has underweighted the rest of the region.

The Fund has been overweighting Mexico primarily because, in our view, that market appears relatively cheap on a bottom-up basis. In our opinion, earnings visibility there is better than in most other markets. We believe the peso should not suffer a collapse as it has done in the past but may cease being revalued in real terms as it has done for the past four years. Even in such an environment, this market looks very attractive. Interest rates, despite having moved up recently, remain low, while earnings growth at major companies appears to be in the high single-digit, low double-digit range.

We anticipate that economic growth in Brazil will be constrained in 2003, given this country's high interest rates and public debt representing more than 60 percent of gross domestic product. Despite positive initiatives from the Lula administration regarding difficult reforms in social security and taxation, we remain skeptical that effective execution of these plans will be forthcoming. The end of the congressional recess in February, larger government amortizations in April and minimum-wage negotiations in May will test the new administration. Nonetheless, the national currency, the real, has strengthened on the back of limited amortizations and the resumption of credit to certain sectors of the Brazilian economy. We believe that the near-term outlook in Brazil could remain positive. The Fund therefore remains defensively positioned in the Brazilian market, with overweighted positions in exporters that have the ability to pass through higher prices, given our expectations of higher inflation in 2003. The Fund has underweighted the regulated sectors that are exposed to potential changes in policy from the incoming administration, such as telecommunications and electric utilities.

The Fund overweighted Venezuela, despite concerns over its political and economic environment. Our focus is on CANTV, the country's incumbent telecommunication-services provider. We find it attractive on a cash-flow basis relative to its peers in the region and are pleased with its management's increasing focus on shareholder return. The Fund remains underweighted in Chile, given the lack of exciting stock opportunities there, despite our belief that the weakness in the currency and economy has bottomed.

As a result of the stabilization of liquidity factors (primarily capital flight), the return of limited capital investment, a rising trade surplus and the stabilization of employment, the growth outlook in Argentina has improved. We have accordingly raised the Fund's weighting there to neutral from underweighted.

Morgan Stanley Latin American Growth Fund
LETTER TO THE SHAREHOLDERS / / JANUARY 31, 2003 CONTINUED

Looking Ahead
We remain positive on the Latin American markets, as a result of valuations and sentiment. Near term, however, global equities are likely to remain volatile, given concerns over high oil prices resulting from the crisis in Iraq and Venezuela plus economic uncertainties in the United States, Japan and Germany. Nevertheless, our expectations are for oil prices to fall to more-normal levels once the crisis in Iraq passes and for the global economies, led by the United States, to recover in the second half of this year. We expect any pickup in domestic economic growth would benefit the Mexican economy, which would be supportive of the peso and improve the underlying earnings outlook for Mexican companies. A majority of Mexican equities now trade at historically low valuations relative to their history and are attractive in comparison with their global peers.

In Brazil we are cautiously optimistic in the short term and neutral over the medium term. In the short term we expect President Lula to continue to build credibility by appointing an efficient economic team. Our medium-term concerns relate to the implementation risk from a possible slowdown in much-needed reforms as well as poor management of state companies' cash flows. With the elections now over, market-friendly economic policy announcements by President Lula's team are likely to be key to avoiding a crisis. Nevertheless, we believe the economic environment for Latin America in 2003 will improve slightly from that of 2002. We expect economic activity to remain strong in Peru and to stabilize and recover in Mexico, Chile and Venezuela, helping to support overall market sentiment.

We appreciate your ongoing support of Morgan Stanley Latin American Growth Fund and look forward to continuing to serve your investment needs.

Very truly yours,

[/S/ CHARLES A. FIUMEFREDDO]             [/S/ MITCHELL M. MERIN]
Charles A. Fiumefreddo                   Mitchell M. Merin
CHAIRMAN OF THE BOARD                    PRESIDENT AND CEO

Morgan Stanley Latin American Growth Fund
ANNUAL HOUSEHOLDING NOTICE / / JANUARY 31, 2003

To reduce printing and mailing costs, the Fund attempts to eliminate duplicate mailings to the same address. The Fund delivers a single copy of certain shareholder documents, including shareholder reports, prospectuses and proxy materials, to investors with the same last name who reside at the same address. Your participation in this program will continue for an unlimited period of time unless you instruct us otherwise. You can request multiple copies of these documents by calling (800) 350-6414, 8:00 a.m. to 8:00 p.m., ET. Once our Customer Service Center has received your instructions, we will begin sending individual copies for each account within 30 days.

Morgan Stanley Latin American Growth Fund
FUND PERFORMANCE / / JANUARY 31, 2003

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

     GROWTH OF $10,000 -- CLASS B
                 ($ in Thousands)

                         FUND     MSCI EMF LA INDEX(4)  LIPPER AVG(5)
     January 31, 1993    $10,000               $10,000        $10,000
     January 31, 1994    $16,949               $18,188        $17,743
     January 31, 1995    $10,148               $14,001        $11,765
     January 31, 1996    $10,289               $15,105        $12,497
     January 31, 1997    $12,449               $18,392        $15,673
     January 31, 1998    $13,122               $19,593        $16,714
     January 31, 1999     $7,858               $12,609        $10,165
     January 31, 2000    $12,981               $21,754        $17,410
     January 31, 2001    $12,536               $21,713        $17,552
     January 31, 2002    $10,485               $18,821        $14,974
     January 31, 2003  $7,874(3)               $14,074        $11,445

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RETURNS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE. WHEN YOU SELL FUND SHARES, THEY MAY BE WORTH
  LESS THAN THEIR ORIGINAL COST. THE GRAPH AND TABLE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. PERFORMANCE FOR CLASS A, CLASS B, CLASS C, AND CLASS D SHARES WILL VARY DUE TO DIFFERENCES IN SALES CHARGES AND EXPENSES.

                         Average Annual Total Returns -- Period Ended January 31, 2003
 -------------------------------------------------------------------------------------------------------------
                    Class A Shares*                                        Class B Shares**
 -----------------------------------------------------  ------------------------------------------------------
 1 Year                     (24.40)%(1)    (28.37)%(2)  1 Year                      (24.90)%(1)    (28.64)%(2)
 5 Years                    (9.00)%(1)     (9.98)%(2)   5 Years                     (9.71)%(1)     (10.07)%(2)
 Since Inception (7/28/97)  (11.89)%(1)    (12.75)%(2)  10 Years                    (2.36)%(1)     (2.36)%(2)

                    Class C Shares+                                        Class D Shares++
 -----------------------------------------------------  ------------------------------------------------------
 1 Year                     (24.88)%(1)    (25.63)%(2)  1 Year                      (24.24)%(1)
 5 Years                    (9.68)%(1)     (9.68)%(2)   5 Years                     (8.83)%(1)
 Since Inception (7/28/97)  (12.54)%(1)    (12.54)%(2)  Since Inception (7/28/97)   (11.72)%(1)

---------------------

(1) FIGURE SHOWN ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS AND DOES NOT REFLECT THE DEDUCTION OF ANY SALES CHARGES.
(2) FIGURE SHOWN ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS AND THE DEDUCTION OF THE MAXIMUM APPLICABLE SALES CHARGE. SEE THE FUND'S CURRENT PROSPECTUS FOR COMPLETE DETAILS ON FEES AND SALES CHARGES.
(3)  CLOSING VALUE ASSUMING A COMPLETE REDEMPTION ON JANUARY 31, 2003.
(4) THE MORGAN STANLEY CAPITAL INTERNATIONAL EMERGING MARKETS FREE LATIN AMERICA INDEX (MSCI EMF LA INDEX) IS A MARKET CAPITALIZATION WEIGHTED INDEX THAT INCLUDES SELECT SECURITIES FROM ARGENTINA, BRAZIL, CHILE, COLOMBIA, MEXICO, PERU, AND VENEZUELA. FOR THE PERIOD FROM THE FUND'S INCEPTION THROUGH DECEMBER 31, 2000, THE INDEX'S RETURNS INCLUDE THOSE OF THE MSCI EMF LA'S "GROSS" INDEX WHICH ASSUMES DIVIDENDS GROSS OF WITHHOLDING TAXES BUT NET OF DOMESTIC TAX CREDITS. FOR THE PERIOD FROM JANUARY 1, 2001 THROUGH JANUARY 31, 2003, THE INDEX'S RETURNS REFLECT THOSE OF THE "NET" INDEX WHICH REFLECTS A REDUCTION IN DIVIDENDS AFTER TAKING INTO ACCOUNT WITHHOLDING OF TAXES BY CERTAIN FOREIGN COUNTRIES REPRESENTED IN THE INDEX. THE INDEX DOES NOT INCLUDE ANY EXPENSES, FEES OR CHARGES. THE INDEX IS UNMANAGED AND SHOULD NOT BE CONSIDERED AN INVESTMENT.
(5) THE LIPPER LATIN AMERICAN FUNDS AVERAGE TRACKS THE PERFORMANCE OF THE FUNDS WHOSE PRIMARY TRADING MARKETS OR OPERATIONS ARE CONCENTRATED IN THE LATIN AMERICAN REGION OR IN A SINGLE COUNTRY WITHIN THE REGION, AS REPORTED BY LIPPER INC.
*    THE MAXIMUM FRONT-END SALES CHARGE FOR CLASS A IS 5.25%.
**   THE MAXIMUM CDSC FOR CLASS B IS 5.0%. THE CDSC DECLINES TO 0% AFTER SIX
     YEARS.
+ THE MAXIMUM CDSC FOR CLASS C IS 1% FOR SHARES REDEEMED WITHIN ONE YEAR OF PURCHASE.
++   CLASS D HAS NO SALES CHARGE.

Morgan Stanley Latin American Growth Fund
PORTFOLIO OF INVESTMENTS / / JANUARY 31, 2003

NUMBER OF
 SHARES                                                 VALUE

----------------------------------------------------------------

           Common and Preferred Stocks (97.5%)
           Brazil (36.2%)
           AEROSPACE & DEFENSE
  61,122   Empresa Brasileira de Aeronautica S.A.
            (ADR) (Pref.)..........................  $   861,820
                                                     -----------
           BEVERAGES: ALCOHOLIC
 143,810   Companhia de Bebidas das Americas (ADR)
            (Pref.)................................    2,070,864
                                                     -----------
           ELECTRIC UTILITIES
  36,822   Companhia Energetica de Minas Gerais
            (ADR) (Pref.)..........................      261,436
                                                     -----------
           FOOD RETAIL
   9,200   Companhia Brasileira de Distribuicao
            Grupo Pao de Acucar (ADR) (Pref.)......      131,560
                                                     -----------
           INTEGRATED OIL
 139,433   Petroleo Brasileiro S.A. (ADR)..........    2,067,791
  65,821   Petroleo Brasileiro S.A. (ADR)
            (Pref.)................................      891,875
                                                     -----------
                                                       2,959,666
                                                     -----------
           MAJOR TELECOMMUNICATIONS
  21,178   Brasil Telecom Participacoes S.A. (ADR)
            (Pref.)................................      535,803
                                                     -----------
           OTHER METALS/MINERALS
  33,900   Companhia Vale do Rio Doce (ADR)
            (Pref.)................................      937,335
  51,402   Companhia Vale do Rio Doce S.A. (Class
            A) (ADR) (Pref.).......................    1,349,303
 266,358   Companhia Vale do Rio Doce S.A.
            (Debentures)*..........................            0
                                                     -----------
                                                       2,286,638
                                                     -----------
           PULP & PAPER
  22,600   Aracruz Celulose S.A. (Class B) (ADR)
            (Pref.)................................      437,310
  14,662   Votorantim Celulose e Papel S.A. (ADR)
            (Pref.)................................      258,784
                                                     -----------
                                                         696,094
                                                     -----------

NUMBER OF
 SHARES                                                VALUE

----------------------------------------------------------------

           REGIONAL BANKS
  48,282   Banco Bradesco S.A. (ADR) (Pref.).......  $   682,708
  38,043   Banco Itau S.A. (ADR) (Pref.)...........      839,989
                                                     -----------
                                                       1,522,697
                                                     -----------
           STEEL
  44,275   Companhia Siderurgica Nacional S.A.
            (ADR)..................................      730,538
  46,624   Gerdau S.A. (ADR) (Pref.)...............      428,008
                                                     -----------
                                                       1,158,546
                                                     -----------
           Total Brazil............................   12,485,124
                                                     -----------
           Chile (5.6%)
           BEVERAGES: ALCOHOLIC
  53,400   Compania Cervecerias Unidas S.A.
            (ADR)..................................      870,954
                                                     -----------
           FOOD RETAIL
  13,691   Distribucion Y Servicio D&S S.A.
            (ADR)..................................      130,749
                                                     -----------
           REGIONAL BANKS
  21,921   Banco de Chile (ADR)....................      385,810
  28,975   Banco Santander Chile S.A. (ADR)........      530,242
                                                     -----------
                                                         916,052
                                                     -----------
           Total Chile.............................    1,917,755
                                                     -----------
           Luxembourg (2.7%)
           BEVERAGES: ALCOHOLIC
  27,450   Quilmes Industrial S.A. (Quinsa) (Class
            B) (ADR)*..............................      176,229
                                                     -----------
           OILFIELD SERVICES/EQUIPMENT
  38,885   Tenaris S.A. (ADR)*.....................      762,146
                                                     -----------
           Total Luxembourg........................      938,375
                                                     -----------
           Mexico (51.5%)
           BEVERAGES: ALCOHOLIC
 517,604   Grupo Modelo S.A. de C.V. (Series C)....    1,088,845
                                                     -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Latin American Growth Fund
PORTFOLIO OF INVESTMENTS / / JANUARY 31, 2003 CONTINUED

NUMBER OF
 SHARES                                                VALUE

----------------------------------------------------------------

           BEVERAGES: NON-ALCOHOLIC
  20,570   Fomento Economico Mexicano, S.A. de C.V.
            (ADR) (Units)++........................  $   689,095
 172,800   Fomento Economico Mexicano, S.A. de C.V.
            (Units)++..............................      578,953
  17,240   Panamerican Beverages, Inc. (Class A)...      341,007
                                                     -----------
                                                       1,609,055
                                                     -----------
           CONSTRUCTION MATERIALS
  70,522   Cemex S.A. de C.V. - CPO................      266,943
  37,395   Cemex S.A. de C.V. - CPO (ADR)..........      703,026
                                                     -----------
                                                         969,969
                                                     -----------
           DISCOUNT STORES
  66,779   Wal-Mart de Mexico S.A. de C.V.
            (Series V).............................      148,547
1,276,609  Wal-Mart de Mexico S.A. de C.V.
            (Series C).............................    2,544,103
                                                     -----------
                                                       2,692,650
                                                     -----------
           HOUSEHOLD/PERSONAL CARE
 153,100   Kimberly-Clark de Mexico, S.A. de C.V.
            (A Shares).............................      332,156
                                                     -----------
           MAJOR TELECOMMUNICATIONS
 115,600   Carso Global Telecom (Series A1)*.......      116,404
 176,291   Telefonos de Mexico S.A. de C.V.
            (Series L) (ADR).......................    5,278,152
                                                     -----------
                                                       5,394,556
                                                     -----------
           OTHER TRANSPORTATION
  34,200   Grupo Aeroportuario del Sureste S.A. de
            C.V. (ADR) (Series B)..................      363,546
                                                     -----------
           REGIONAL BANKS
2,756,843  Grupo Financiero BBVA Bancomer, S.A. de
            C.V.*..................................    2,107,254
                                                     -----------
           WIRELESS TELECOMMUNICATIONS
 224,253   America Movil S.A. de C.V. (Series L)
            (ADR)..................................    3,159,725

NUMBER OF
 SHARES                                                VALUE

----------------------------------------------------------------

 122,400   America Telecom, S.A. de C.V.
            (Series A1)*...........................  $    71,598
                                                     -----------
                                                       3,231,323
                                                     -----------
           Total Mexico............................   17,789,354
                                                     -----------
           Venezuela (1.5%)
           MAJOR TELECOMMUNICATIONS
  51,900   Compania Anonima Nacional Telefonos de
            Venezuela (Class D) (ADR)..............      533,532
                                                     -----------

  Total Investments
   (COST $42,777,757) (a).................    97.5%  33,664,140
  Other Assets in Excess of Liabilities...     2.5      868,394
                                            ------  -----------
  Net Assets..............................   100.0% $34,532,534
                                            ======  ===========

---------------------------------------------------

 ADR  AMERICAN DEPOSITORY RECEIPT.
  *   NON-INCOME PRODUCING SECURITY.
 ++ CONSISTS OF ONE OR MORE CLASS OF SECURITIES TRADED TOGETHER AS A UNIT; STOCKS WITH ATTACHED WARRANTS.
 (A) THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES APPROXIMATES THE AGGREGATE COST FOR BOOK PURPOSES. THE AGGREGATE GROSS UNREALIZED APPRECIATION IS $240,752 AND THE AGGREGATE GROSS UNREALIZED DEPRECIATION IS $9,354,369, RESULTING IN NET UNREALIZED DEPRECIATION OF $9,113,617.

Forward Foreign Currency Contracts Open at
January 31, 2003:
      CONTRACTS          IN EXCHANGE     DELIVERY      UNREALIZED
     TO DELIVER              FOR           DATE       APPRECIATION
-------------------------------------------------------------------
     MXN 293,818           $26,993       02/03/03         $ 96
     MXN 399,160           $36,659       02/03/03          119
                                                          ----
      Total unrealized appreciation...............        $215
                                                          ====

CURRENCY ABBREVIATION:

MXN  Mexican Peso

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Latin American Growth Fund
SUMMARY OF INVESTMENTS / / JANUARY 31, 2003

                                                       PERCENT OF
INDUSTRY                                     VALUE     NET ASSETS

-----------------------------------------------------------------

Aerospace & Defense.....................  $   861,820       2.5%
Beverages: Alcoholic....................    4,206,892      12.2
Beverages: Non-Alcoholic................    1,609,055       4.7
Construction Materials..................      969,969       2.8
Discount Stores.........................    2,692,650       7.8
Electric Utilities......................      261,436       0.7
Food Retail.............................      262,309       0.8
Household/Personal Care.................      332,156       1.0
Integrated Oil..........................    2,959,666       8.6
Major Telecommunications................    6,463,891      18.7
Oilfield Services/Equipment.............      762,146       2.2
Other Metals/Minerals...................    2,286,638       6.6
Other Transportation....................      363,546       1.0

                                                       PERCENT OF
INDUSTRY                                     VALUE     NET ASSETS

-----------------------------------------------------------------

Pulp & Paper............................  $   696,094       2.0%
Regional Banks..........................    4,546,003      13.2
Steel...................................    1,158,546       3.3
Wireless Telecommunications.............    3,231,323       9.4
                                          -----------   -------
                                          $33,664,140      97.5%
                                          ===========   =======

                                                       PERCENT OF
TYPE OF INVESTMENT                           VALUE     NET ASSETS

-----------------------------------------------------------------

Common Stocks...........................  $23,977,345      69.4%
Preferred Stocks........................    9,686,795      28.1
                                          -----------   -------
                                          $33,664,140      97.5%
                                          ===========   =======

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Latin American Growth Fund
FINANCIAL STATEMENTS

Statement of Assets and Liabilities
JANUARY 31, 2003

Assets:
Investments in securities, at value (cost
 $42,777,757).....................................  $ 33,664,140
Cash..............................................       753,000
Receivable for:
  Investments sold................................       197,059
  Dividends.......................................       138,652
Prepaid expenses and other assets.................        80,265
                                                    ------------
    Total Assets..................................    34,833,116
                                                    ------------
Liabilities:
Payable for:
  Investments purchased...........................       101,076
  Shares of beneficial interest redeemed..........        58,144
  Investment management fee.......................        39,105
  Distribution fee................................        30,525
Accrued expenses and other payables...............        71,732
                                                    ------------
    Total Liabilities.............................       300,582
                                                    ------------
    Net Assets....................................  $ 34,532,534
                                                    ============
Composition of Net Assets:
Paid-in-capital...................................  $133,014,534
Net unrealized depreciation.......................    (9,114,666)
Dividends in excess of net investment income......       (59,269)
Accumulated net realized loss.....................   (89,308,065)
                                                    ------------
    Net Assets....................................  $ 34,532,534
                                                    ============
Class A Shares:
Net Assets........................................      $299,267
Shares Outstanding (UNLIMITED AUTHORIZED, $.01 PAR
 VALUE)...........................................        40,049
    Net Asset Value Per Share.....................  $       7.47
                                                    ============
    Maximum Offering Price Per Share,
    (NET ASSET VALUE PLUS 5.54% OF NET ASSET
     VALUE).......................................  $       7.88
                                                    ============
Class B Shares:
Net Assets........................................   $33,371,684
Shares Outstanding (UNLIMITED AUTHORIZED, $.01 PAR
 VALUE)...........................................     4,617,464
    Net Asset Value Per Share.....................  $       7.23
                                                    ============
Class C Shares:
Net Assets........................................      $303,627
Shares Outstanding (UNLIMITED AUTHORIZED, $.01 PAR
 VALUE)...........................................        41,977
    Net Asset Value Per Share.....................  $       7.23
                                                    ============
Class D Shares:
Net Assets........................................      $557,956
Shares Outstanding (UNLIMITED AUTHORIZED, $.01 PAR
 VALUE)...........................................        74,210
    Net Asset Value Per Share.....................  $       7.52
                                                    ============

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Latin American Growth Fund
FINANCIAL STATEMENTS CONTINUED

Statement of Operations
FOR THE YEAR ENDED JANUARY 31, 2003

Net Investment Income:
Income
Dividends (net of $129,548 foreign withholding
 tax).............................................  $  1,696,747
                                                    ------------
Expenses
Investment management fee.........................       618,053
Distribution fee (Class A shares).................         1,004
Distribution fee (Class B shares).................       460,547
Distribution fee (Class C shares).................         3,915
Transfer agent fees and expenses..................       206,532
Shareholder reports and notices...................        74,907
Professional fees.................................        68,858
Custodian fees....................................        49,536
Registration fees.................................        45,516
Foreign exchange provisional tax..................        34,582
Trustees' fees and expenses.......................        12,765
Other.............................................        11,251
                                                    ------------
    Total Expenses................................     1,587,466
                                                    ------------
    Net Investment Income.........................       109,281
                                                    ------------

Net Realized and Unrealized Gain (Loss):
Net realized loss on:
  Investments.....................................    (5,416,695)
  Foreign exchange transactions...................      (131,713)
                                                    ------------
      Net Realized Loss...........................    (5,548,408)
                                                    ------------
Net change in unrealized appreciation/depreciation
 on:
  Investments.....................................    (8,337,373)
  Translation of forward foreign currecy
   contracts, other assets and liabilities
   denominated in foreign currencies..............        (2,609)
                                                    ------------
    Net Depreciation..............................    (8,339,982)
                                                    ------------
    Net Loss......................................   (13,888,390)
                                                    ------------
Net Decrease......................................  $(13,779,109)
                                                    ============

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Latin American Growth Fund
FINANCIAL STATEMENTS CONTINUED

Statement of Changes in Net Assets

                                            FOR THE YEAR      FOR THE YEAR
                                               ENDED             ENDED
                                          JANUARY 31, 2003  JANUARY 31, 2002
                                          ----------------  ----------------
Increase (Decrease) in Net Assets:
Operations:
Net investment income...................    $    109,281      $    384,879
Net realized gain (loss)................      (5,548,408)        5,746,726
Net change in unrealized depreciation...      (8,339,982)      (24,665,207)
                                            ------------      ------------

    Net Decrease........................     (13,779,109)      (18,533,602)
                                            ------------      ------------

Dividends to Shareholders from Net
 Investment Income:
Class A shares..........................          (5,559)         --
Class B shares..........................        (153,752)         --
Class C shares..........................          (2,362)         --
Class D shares..........................         (40,073)         --
                                            ------------      ------------

    Total Dividends.....................        (201,746)         --
                                            ------------      ------------

Net decrease from transactions in shares
 of beneficial interest.................     (18,151,319)      (25,317,703)
                                            ------------      ------------

    Net Decrease........................     (32,132,174)      (43,851,305)

Net Assets:
Beginning of period.....................      66,664,708       110,516,013
                                            ------------      ------------

End of Period
 (Including dividends in excess of net
 investment income of $59,269 and
 accumulated undistributed net
 investment income of $150,082,
 respectively)..........................    $ 34,532,534      $ 66,664,708
                                            ============      ============

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Latin American Growth Fund
NOTES TO FINANCIAL STATEMENTS / / JANUARY 31, 2003

1. Organization and Accounting Policies
Morgan Stanley Latin American Growth Fund (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified, open-end management investment company. The Fund's investment objective is long-term capital appreciation. The Fund seeks to achieve its objective by investing primarily in equity securities of Latin American issuers. The Fund was organized as a Massachusetts business trust on February 25, 1992 and commenced operations on December 30, 1992. On July 28, 1997, the Fund converted to a multiple class share structure.

The Fund offers Class A shares, Class B shares, Class C shares and Class D shares. The four classes are substantially the same except that most Class A shares are subject to a sales charge imposed at the time of purchase and some Class A shares, and most Class B shares and Class C shares are subject to a contingent deferred sales charge imposed on shares redeemed within one year, six years and one year, respectively. Class D shares are not subject to a sales charge. Additionally, Class A shares, Class B shares and Class C shares incur distribution expenses.

The following is a summary of significant accounting policies:

A. Valuation of Investments -- (1) an equity portfolio security listed or traded on the New York or American Stock Exchange, Nasdaq, or other exchange is valued at its latest sale price prior to the time when assets are valued; if there were no sales that day, the security is valued at the latest bid price (in cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market pursuant to procedures adopted by the Trustees); (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price; (3) when market quotations are not readily available, including circumstances under which it is determined by Morgan Stanley Investment Advisors Inc. (the "Investment Manager") that sale and bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees; (4) certain portfolio securities may be valued by an outside pricing service approved by the Trustees; and (5) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. Accounting for Investments -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the

Morgan Stanley Latin American Growth Fund
NOTES TO FINANCIAL STATEMENTS / / JANUARY 31, 2003 CONTINUED

identified cost method. Dividend income and other distributions are recorded on the ex-dividend date. Discounts are accreted and premiums are amortized over the life of the respective securities. Interest income is accrued daily.

C. Joint Repurchase Agreement Account -- Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other affiliated entities managed by the Investment Manager, may transfer uninvested cash balances into one or more joint repurchase agreement accounts. These balances are invested in one or more repurchase agreements and are collateralized by cash, U.S. Treasury or federal agency obligations.

D. Multiple Class Allocations -- Investment income, expenses (other than distribution fees), and realized and unrealized gains and losses are allocated to each class of shares based upon the relative net asset value on the date such items are recognized. Distribution fees are charged directly to the respective class.

E. Foreign Currency Translation and Forward Foreign Currency Contracts -- The books and records of the Fund are maintained in U.S. dollars as follows:
(1) the foreign currency market value of investment securities, other assets and liabilities and forward foreign currency contracts ("forward contracts") are translated at the exchange rates prevailing at the end of the period; and
(2) purchases, sales, income and expenses are translated at the exchange rates prevailing on the respective dates of such transactions. The resultant exchange gains and losses are recorded as realized and unrealized gain/loss on foreign exchange transactions. Pursuant to U.S. Federal income tax regulations, certain foreign exchange gains/losses included in realized and unrealized gain/loss are included in or are a reduction of ordinary income for federal income tax purposes. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of the securities. Forward contracts are valued daily at the appropriate exchange rates. The resultant unrealized exchange gains and losses are recorded as unrealized foreign currency gain or loss. The Fund records realized gains or losses on delivery of the currency or at the time the forward contract is extinguished (compensated) by entering into a closing transaction prior to delivery.

F. Federal Income Tax Policy -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

G. Dividends and Distributions to Shareholders -- Dividends and distributions to shareholders are recorded on the ex-dividend date.

Morgan Stanley Latin American Growth Fund
NOTES TO FINANCIAL STATEMENTS / / JANUARY 31, 2003 CONTINUED

H. Use of Estimates -- The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

2. Investment Management Agreement
Pursuant to an Investment Management Agreement, the Fund pays the Investment Manager a management fee, accrued daily and payable monthly, by applying the following annual rates to the net assets of the Fund determined as of the close of each business day: 1.25% to the portion of daily net assets not exceeding $500 million and 1.20% to the portion of the daily net assets exceeding $500 million.

3. Plan of Distribution
Shares of the Fund are distributed by Morgan Stanley Distributors Inc. (the "Distributor"), an affiliate of the Investment Manager. The Fund has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act. The Plan provides that the Fund will pay the Distributor a fee which is accrued daily and paid monthly at the following annual rates: (i) Class A -- up to 0.25% of the average daily net assets of Class A; (ii) Class B -- 1.0% of the lesser of:
(a) the average daily aggregate gross sales of the Class B shares since the inception of the Fund (not including reinvestment of dividend or capital gain distributions) less the average daily aggregate net asset value of the Class B shares redeemed since the Fund's inception upon which a contingent deferred sales charge has been imposed or waived; or (b) the average daily net assets of Class B; and (iii) Class C -- up to 1.0% of the average daily net assets of Class C.

In the case of Class B shares, provided that the Plan continues in effect, any cumulative expenses incurred by the Distributor but not yet recovered may be recovered through the payment of future distribution fees from the Fund pursuant to the Plan and contingent deferred sales charges paid by investors upon redemption of Class B shares. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of contingent deferred sales charges paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. The Distributor has advised the Fund that such excess amounts totaled $22,066,528 at January 31, 2003.

In the case of Class A shares and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25% or 1.0% of the average daily net assets of Class A or Class C, respectively, will not be reimbursed by the Fund through payments in any subsequent year, except that expenses representing a gross sales credit to Morgan Stanley Financial Advisors or other selected broker-dealer representatives may

Morgan Stanley Latin American Growth Fund
NOTES TO FINANCIAL STATEMENTS / / JANUARY 31, 2003 CONTINUED

be reimbursed in the subsequent calendar year. For the year ended January 31, 2003, the distribution fee was accrued for Class A shares and Class C shares at the annual rate of 0.25% and 0.97%, respectively.

The Distributor has informed the Fund that for the year ended January 31, 2003, it received contingent deferred sales charges from certain redemptions of the Fund's Class B shares and Class C shares of $42,089 and $79, respectively and received $1,912 in front-end sales charges from sales of the Fund's Class A shares. The respective shareholders pay such charges which are not an expense of the Fund.

4. Security Transactions and Transactions with Affiliates
The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the year ended January 31, 2003 aggregated $27,449,309 and $44,330,696, respectively.

For the year ended January 31, 2003, the Fund incurred brokerage commissions of $1,431 with Morgan Stanley & Co., Inc., an affiliate of the Investment Manager and Distributor, for the portfolio transactions executed on behalf of the Fund.

Morgan Stanley Trust, an affiliate of the Investment Manager and Distributor, is the Fund's transfer agent. At January 31, 2003, the Fund had transfer agent fees and expenses payable of approximately $1,400.

At January 31, 2003, Morgan Stanley Fund of Funds -- International Portfolio, an affiliate of the Investment Manager and Distributor, owned 66,807 Class D shares of beneficial interest.

5. Purposes of and Risks Relating to Certain Financial Instruments
The Fund may enter into forward contracts to facilitate settlement of foreign currency denominated portfolio transactions or to manage foreign currency exposure associated with foreign currency denominated securities.

Forward contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in foreign exchange rates underlying the forward contracts. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

At January 31, 2003, there were outstanding forward contracts.

At January 31, 2003, the Fund's cash balance consisted principally of interest bearing deposits with JP Morgan Chase, the Fund's custodian.

Morgan Stanley Latin American Growth Fund
NOTES TO FINANCIAL STATEMENTS / / JANUARY 31, 2003 CONTINUED

At January 31, 2003, investment in securities of issuers in Mexico and Brazil represented 51.5% and 36.2% of net assets, respectively. These investments, as well as other non-U.S. investments which involve risks and considerations not present with respect to U.S. securities, may be affected by economic or political developments in these regions.

6. Shares of Beneficial Interest
Transactions in shares of beneficial interest were as follows:

                                      FOR THE YEAR              FOR THE YEAR
                                         ENDED                     ENDED
                                    JANUARY 31, 2003          JANUARY 31, 2002
                                ------------------------  ------------------------
                                  SHARES       AMOUNT       SHARES       AMOUNT
                                ----------  ------------  ----------  ------------
CLASS A SHARES
Sold..........................      11,758  $    117,308     652,902  $  6,779,875
Reinvestment of dividends.....         647         5,385          --            --
Redeemed......................     (26,931)     (255,052)   (677,016)   (6,953,442)
                                ----------  ------------  ----------  ------------
Net decrease -- Class A.......     (14,526)     (132,359)    (24,114)     (173,567)
                                ----------  ------------  ----------  ------------
CLASS B SHARES
Sold..........................     226,513     2,125,386     388,721     4,026,402
Reinvestment of dividends.....      17,246       139,347          --            --
Redeemed......................  (1,850,942)  (15,722,837) (2,769,552)  (26,787,106)
                                ----------  ------------  ----------  ------------
Net decrease -- Class B.......  (1,607,183)  (13,458,104) (2,380,831)  (22,760,704)
                                ----------  ------------  ----------  ------------
CLASS C SHARES
Sold..........................       4,480        44,946      12,236       125,917
Reinvestment of dividends.....         283         2,288          --            --
Redeemed......................     (14,795)     (125,864)    (36,879)     (362,986)
                                ----------  ------------  ----------  ------------
Net decrease -- Class C.......     (10,032)      (78,630)    (24,643)     (237,069)
                                ----------  ------------  ----------  ------------
CLASS D SHARES
Sold..........................     238,833     1,879,342       2,345        25,633
Reinvestment of dividends.....         156         1,305          --            --
Redeemed......................    (704,359)   (6,362,873)   (236,726)   (2,171,996)
                                ----------  ------------  ----------  ------------
Net decrease -- Class D.......    (465,370)   (4,482,226)   (234,381)   (2,146,363)
                                ----------  ------------  ----------  ------------
Net decrease in Fund..........  (2,097,111) $(18,151,319) (2,663,969) $(25,317,703)
                                ==========  ============  ==========  ============

7. Federal Income Tax Status
The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in

Morgan Stanley Latin American Growth Fund
NOTES TO FINANCIAL STATEMENTS / / JANUARY 31, 2003 CONTINUED

nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment: temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for tax purposes are reported as distributions of paid-in-capital.

The tax character of distributions paid was as follows:

                                            For the Year      For the Year
                                               Ended             Ended
                                          January 31, 2003  January 31, 2002
                                          ----------------  ----------------
Ordinary income.........................      $201,746           --

As of January 31, 2003, the tax-basis components of accumulated earnings were as follows:

Net accumulated earnings..........................      --
Capital loss carryforward*........................  $(86,880,785)
Net unrealized depreciation.......................  (11,601,215)
                                                    -----------
Total accumulated earnings (losses)...............  $(98,482,000)
                                                    ===========

* As of January 31, 2003, the Fund had a net capital loss carryforward of approximately $86,881,000 which will expire between January 31, 2004-2011 to offset future capital gains to the extent provided by regulations.

As of January 31, 2003, the Fund had temporary book/tax differences primarily attributable to post-October losses (capital and foreign currency losses incurred after October 31 within the taxable year which are deemed to arise on the first business day of the Fund's next taxable year) and capital loss deferrals on wash sales and permanent book/tax differences attributable to foreign currency losses and a net operating loss. To reflect reclassifications arising from the permanent differences, paid-in-capital was charged $14,827, dividends in excess of net investment income was charged $116,886 and accumulated net realized loss was credited $131,713.

Morgan Stanley Latin American Growth Fund
FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

                                           FOR THE YEAR ENDED JANUARY 31,
                           ---------------------------------------------------------------
                              2003         2002         2001         2000         1999
                           -----------  -----------  -----------  -----------  -----------
Class A Shares
Selected Per Share Data:
Net asset value,
 beginning of period.....    $10.02       $11.90       $12.26       $ 7.33       $12.14
                             ------       ------       ------       ------       ------
Income (loss) from
 investment operations:
  Net investment income
   (loss)++..............      0.08         0.14         0.00        (0.01)        0.15
  Net realized and
   unrealized gain
   (loss)................     (2.51)       (2.02)       (0.36)        4.94        (4.96)
                             ------       ------       ------       ------       ------
Total income (loss) from
 investment
 operations..............     (2.43)       (1.88)       (0.36)        4.93        (4.81)
                             ------       ------       ------       ------       ------

Less dividends from net
 investment income.......     (0.12)       -            -            -            -
                             ------       ------       ------       ------       ------

Net asset value, end of
 period..................    $ 7.47       $10.02       $11.90       $12.26       $ 7.33
                             ======       ======       ======       ======       ======

Total Return+............    (24.40)%     (15.80)%      (2.62)%      66.71%      (39.62)%

Ratios to Average Net
 Assets(1):
Expenses.................      2.52 %       2.20 %       1.96 %       2.28%        2.21 %
Net investment income....      0.91 %       1.15 %       0.05 %       0.16%        1.26 %
Supplemental Data:
Net assets, end of
 period, in thousands....      $299         $547         $936         $751          $58
Portfolio turnover
 rate....................        57 %         73 %         44 %         59%          27 %

---------------------

 ++ THE PER SHARE AMOUNTS WERE COMPUTED USING AN AVERAGE NUMBER OF SHARES OUTSTANDING DURING THE PERIOD.
  + DOES NOT REFLECT THE DEDUCTION OF SALES CHARGE. CALCULATED BASED ON THE NET ASSET VALUE AS OF THE LAST BUSINESS DAY OF THE PERIOD.
 (1) REFLECTS OVERALL FUND RATIOS FOR INVESTMENT INCOME AND NON-CLASS SPECIFIC EXPENSES.

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Latin American Growth Fund
FINANCIAL HIGHLIGHTS CONTINUED

                                                FOR THE YEAR ENDED JANUARY 31,
                           -------------------------------------------------------------------------
                               2003           2002           2001           2000           1999
                           -------------  -------------  -------------  -------------  -------------
Class B Shares
Selected Per Share Data:
Net asset value,
 beginning of period.....      $ 9.66         $11.55         $11.99         $ 7.24         $12.09
                               ------         ------         ------         ------         ------
Income (loss) from
 investment operations:
  Net investment income
   (loss)++..............        0.01           0.04          (0.09)         (0.06)          0.05
  Net realized and
   unrealized gain
   (loss)................       (2.41)         (1.93)         (0.35)          4.81          (4.90)
                               ------         ------         ------         ------         ------
Total income (loss) from
 investment operations...       (2.40)         (1.89)         (0.44)          4.75          (4.85)
                               ------         ------         ------         ------         ------

Less dividends from net
 investment income.......       (0.03)        -              -              -              -
                               ------         ------         ------         ------         ------

Net asset value, end of
 period..................      $ 7.23         $ 9.66         $11.55         $11.99         $ 7.24
                               ======         ======         ======         ======         ======

Total Return+............      (24.90)%       (16.36)%        (3.43)%        65.19 %       (40.12)%

Ratios to Average Net
 Assets(1):
Expenses.................        3.27 %         2.96 %         2.77 %         3.06 %         2.98 %
Net investment income
 (loss)..................        0.16 %         0.39 %        (0.76)%        (0.62)%         0.49 %
Supplemental Data:
Net assets, end of
 period, in thousands....     $33,372        $60,159        $99,431       $136,699       $105,678
Portfolio turnover
 rate....................          57 %           73 %           44 %           59 %           27 %

---------------------

 ++ THE PER SHARE AMOUNTS WERE COMPUTED USING AN AVERAGE NUMBER OF SHARES OUTSTANDING DURING THE PERIOD.
  + DOES NOT REFLECT THE DEDUCTION OF SALES CHARGE. CALCULATED BASED ON THE NET ASSET VALUE AS OF THE LAST BUSINESS DAY OF THE PERIOD.
 (1) REFLECTS OVERALL FUND RATIOS FOR INVESTMENT INCOME AND NON-CLASS SPECIFIC EXPENSES.

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Latin American Growth Fund
FINANCIAL HIGHLIGHTS CONTINUED

                                            FOR THE YEAR ENDED JANUARY 31,
                           ----------------------------------------------------------------
                              2003          2002         2001         2000         1999
                           -----------  ------------  -----------  -----------  -----------
Class C Shares
Selected Per Share Data:
Net asset value,
 beginning of period.....    $ 9.69        $11.57       $12.02       $ 7.24       $12.10
                             ------        ------       ------       ------       ------
Income (loss) from
 investment operations:
  Net investment income
   (loss)++..............      0.01          0.04        (0.09)       (0.06)        0.06
  Net realized and
   unrealized gain
   (loss)................     (2.42)        (1.92)       (0.36)        4.84        (4.92)
                             ------        ------       ------       ------       ------
Total income (loss) from
 investment
 operations..............     (2.41)        (1.88)       (0.45)        4.78        (4.86)
                             ------        ------       ------       ------       ------

Less dividends from net
 investment income.......     (0.05)        -            -            -            -
                             ------        ------       ------       ------       ------

Net asset value, end of
 period..................    $ 7.23        $ 9.69       $11.57       $12.02       $ 7.24
                             ======        ======       ======       ======       ======

Total Return+............    (24.88)%      (16.34)%      (3.42)%      65.47 %     (40.17)%

Ratios to Average Net
 Assets(1):
Expenses.................      3.24 %        2.88 %       2.77 %       2.95 %       2.98 %
Net investment income
 (loss)..................      0.19 %        0.47 %      (0.76)%      (0.51)%       0.49 %
Supplemental Data:
Net assets, end of
 period, in thousands....      $304          $504         $887         $776         $369
Portfolio turnover
 rate....................        57 %          73 %         44 %         59 %         27 %

---------------------

 ++ THE PER SHARE AMOUNTS WERE COMPUTED USING AN AVERAGE NUMBER OF SHARES OUTSTANDING DURING THE PERIOD.
  + DOES NOT REFLECT THE DEDUCTION OF SALES CHARGE. CALCULATED BASED ON THE NET ASSET VALUE AS OF THE LAST BUSINESS DAY OF THE PERIOD.
 (1) REFLECTS OVERALL FUND RATIOS FOR INVESTMENT INCOME AND NON-CLASS SPECIFIC EXPENSES.

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Latin American Growth Fund
FINANCIAL HIGHLIGHTS CONTINUED

                                            FOR THE YEAR ENDED JANUARY 31,
                           ----------------------------------------------------------------
                              2003          2002         2001         2000         1999
                           -----------  ------------  -----------  -----------  -----------
Class D Shares
Selected Per Share Data:
Net asset value,
 beginning of period.....    $10.11        $11.97       $12.30       $ 7.35       $12.16
                             ------        ------       ------       ------       ------
Income (loss) from
 investment operations:
  Net investment income
   (loss)++..............      0.15          0.14         0.00        (0.02)        0.16
  Net realized and
   unrealized gain
   (loss)................     (2.59)        (2.00)       (0.33)        4.97        (4.97)
                             ------        ------       ------       ------       ------
Total income (loss) from
 investment
 operations..............     (2.44)        (1.86)       (0.33)        4.95        (4.81)
                             ------        ------       ------       ------       ------

Less dividends from net
 investment income.......     (0.15)        -            -            -            -
                             ------        ------       ------       ------       ------

Net asset value, end of
 period..................    $ 7.52        $10.11       $11.97       $12.30       $ 7.35
                             ======        ======       ======       ======       ======

Total Return+............    (24.24)%      (15.54)%      (2.37)%      66.80%      (39.56)%

Ratios to Average Net
 Assets(1):
Expenses.................      2.27 %        1.96 %       1.77 %       2.06%        1.98 %
Net investment income....      1.16 %        1.39 %       0.24 %       0.38%        1.49 %
Supplemental Data:
Net assets, end of
 period, in thousands....      $558        $5,455       $9,262         $588           $5
Portfolio turnover
 rate....................        57 %          73 %         44 %         59%          27 %

---------------------

 ++ THE PER SHARE AMOUNTS WERE COMPUTED USING AN AVERAGE NUMBER OF SHARES OUTSTANDING DURING THE PERIOD.
  + CALCULATED BASED ON THE NET ASSET VALUE AS OF THE LAST BUSINESS DAY OF THE PERIOD.
 (1) REFLECTS OVERALL FUND RATIOS FOR INVESTMENT INCOME AND NON-CLASS SPECIFIC EXPENSES.

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Latin American Growth Fund
INDEPENDENT AUDITORS' REPORT

To the Shareholders and Board of Trustees of Morgan Stanley Latin American Growth Fund:

We have audited the accompanying statement of assets and liabilities of Morgan Stanley Latin American Growth Fund (the "Fund"), including the portfolio of investments, as of January 31, 2003, and the related statements of operations for the year then ended and changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of January 31, 2003, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Morgan Stanley Latin American Growth Fund as of January 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
NEW YORK, NEW YORK
MARCH 12, 2003

                      2003 Federal Tax Notice (unaudited)

       During the fiscal year ended January 31, 2003, 1.44% of the income dividends paid by the Fund qualified for the dividends received deduction available to corporations.

       The Fund has elected, pursuant to section 853 of the Internal Revenue Code, to pass through foreign taxes of $0.03 per share to its shareholders, of which 100% would be allowable as a credit. The Fund generated net foreign source income of $0.07 per share with respect to this election.

Morgan Stanley Latin American Growth Fund
TRUSTEE AND OFFICER INFORMATION

Independent Trustees:

                                                                                                    Number of
                                                                                                    Portfolios
                                          Term of                                                    in Fund
                          Position(s)   Office and                                                   Complex
Name, Age and Address of   Held with     Length of                                                   Overseen
  Independent Trustee     Registrant   Time Served*   Principal Occupation(s) During Past 5 Years  by Trustee**
------------------------  -----------  -------------  -------------------------------------------  ------------
Michael Bozic (62)        Trustee      Since April    Retired; Director or Trustee of the Morgan       123
c/o Mayer, Brown, Rowe &               1994           Stanley Funds and TCW/DW Term Trust 2003;
Maw                                                   formerly Vice Chairman of Kmart Corporation
Counsel to the                                        (December 1998-October 2000), Chairman and
Independent Trustees                                  Chief Executive Officer of Levitz Furniture
1675 Broadway                                         Corporation (November 1995-November 1998)
New York, NY                                          and President and Chief Executive Officer
                                                      of Hills Department Stores (May 1991-July
                                                      1995); formerly variously Chairman, Chief
                                                      Executive Officer, President and Chief
                                                      Operating Officer (1987-1991) of the Sears
                                                      Merchandise Group of Sears, Roebuck & Co.
Edwin J. Garn (70)        Trustee      Since January  Director or Trustee of the Morgan Stanley        123
c/o Summit Ventures LLC                1993           Funds and TCW/DW Term Trust 2003; formerly
1 Utah Center                                         United States Senator (R-Utah) (1974-1992)
201 S. Main Street                                    and Chairman, Senate Banking Committee
Salt Lake City, UT                                    (1980-1986); formerly Mayor of Salt Lake
                                                      City, Utah (1971-1974); formerly Astronaut,
                                                      Space Shuttle Discovery (April 12-19,
                                                      1985); Vice Chairman, Huntsman Corporation
                                                      (chemical company); member of the Utah
                                                      Regional Advisory Board of Pacific Corp.
Wayne E. Hedien (68)      Trustee      Since          Retired; Director or Trustee of the Morgan       123
c/o Mayer, Brown, Rowe &               September      Stanley Funds and TCW/DW Term Trust 2003;
Maw                                    1997           formerly associated with the Allstate
Counsel to the                                        Companies (1966-1994), most recently as
Independent Trustees                                  Chairman of The Allstate Corporation (March
1675 Broadway                                         1993-December 1994) and Chairman and Chief
New York, NY                                          Executive Officer of its wholly-owned
                                                      subsidiary, Allstate Insurance Company
                                                      (July 1989-December 1994).


Name, Age and Address of
  Independent Trustee     Other Directorships Held by Trustee
------------------------  -----------------------------------
Michael Bozic (62)        Director of Weirton Steel
c/o Mayer, Brown, Rowe &  Corporation.
Maw
Counsel to the
Independent Trustees
1675 Broadway
New York, NY
Edwin J. Garn (70)        Director of Franklin Covey (time
c/o Summit Ventures LLC   management systems), BMW Bank of
1 Utah Center             North America, Inc. (industrial
201 S. Main Street        loan corporation), United Space
Salt Lake City, UT        Alliance (joint venture between
                          Lockheed Martin and the Boeing
                          Company) and Nuskin Asia Pacific
                          (multilevel marketing); member of
                          the board of various civic and
                          charitable organizations.
Wayne E. Hedien (68)      Director of The PMI Group Inc.
c/o Mayer, Brown, Rowe &  (private mortgage insurance);
Maw                       Trustee and Vice Chairman of The
Counsel to the            Field Museum of Natural History;
Independent Trustees      director of various other business
1675 Broadway             and charitable organizations.
New York, NY

Morgan Stanley Latin American Growth Fund
TRUSTEE AND OFFICER INFORMATION CONTINUED

                                                                                                           Number of
                                                                                                           Portfolios
                                            Term of                                                         in Fund
                           Position(s)     Office and                                                       Complex
Name, Age and Address of    Held with      Length of                                                        Overseen
   Independent Trustee     Registrant     Time Served*   Principal Occupation(s) During Past 5 Years      by Trustee**
-------------------------  -----------   --------------  -------------------------------------------  --------------------
Dr. Manuel H. Johnson      Trustee       Since July      Chairman of the Audit Committee and                       123
(53)                                     1991            Director or Trustee of the Morgan Stanley
c/o Johnson Smick                                        Funds and TCW/DW Term Trust 2003; Senior
International, Inc.                                      Partner, Johnson Smick International, Inc.,
1133 Connecticut Avenue,                                 a consulting firm; Co-Chairman and a
N.W.                                                     founder of the Group of Seven Council
Washington, D.C.                                         (G7C), an international economic
                                                         commission; formerly Vice Chairman of the
                                                         Board of Governors of the Federal Reserve
                                                         System and Assistant Secretary of the U.S.
                                                         Treasury.
Michael E. Nugent (66)     Trustee       Since July      Chairman of the Insurance Committee and                   200
c/o Triumph Capital, L.P.                1991            Director or Trustee of the Morgan Stanley
237 Park Avenue                                          Funds and TCW/DW Term Trust 2003;
New York, NY                                             director/trustee of various investment
                                                         companies managed by Morgan Stanley
                                                         Investment Management Inc. and Morgan
                                                         Stanley Investments LP (since July 2001);
                                                         General Partner, Triumph Capital, L.P., a
                                                         private investment partnership; formerly
                                                         Vice President, Bankers Trust Company and
                                                         BT Capital Corporation (1984-1988).


Name, Age and Address of
   Independent Trustee     Other Directorships Held by Trustee
-------------------------  -----------------------------------
Dr. Manuel H. Johnson      Director of NVR, Inc. (home
(53)                       construction); Chairman and Trustee
c/o Johnson Smick          of the Financial Accounting
International, Inc.        Foundation (oversight organization
1133 Connecticut Avenue,   of the Financial Accounting
N.W.                       Standards Board).
Washington, D.C.
Michael E. Nugent (66)     Director of various business
c/o Triumph Capital, L.P.  organizations.
237 Park Avenue
New York, NY

Morgan Stanley Latin American Growth Fund
TRUSTEE AND OFFICER INFORMATION CONTINUED

Interested Trustees:

                                                      Term of
                                Position(s)         Office and
Name, Age and Address of         Held with           Length of
   Interested Trustee           Registrant         Time Served*    Principal Occupation(s) During Past 5 Years
-------------------------   -------------------   ---------------  -------------------------------------------
Charles A. Fiumefreddo      Chairman of the       Since July 1991  Chairman and Director or Trustee of the
(69)                        Board and Trustee                      Morgan Stanley Funds and TCW/DW Term Trust
c/o Morgan Stanley Trust                                           2003; formerly Chairman, Chief Executive
Harborside Financial                                               Officer and Director of the Investment
Center,                                                            Manager, the Distributor and Morgan Stanley
Plaza Two,                                                         Services, Executive Vice President and
Jersey City, NJ                                                    Director of Morgan Stanley DW, Chairman and
                                                                   Director of the Transfer Agent, and
                                                                   Director and/or officer of various Morgan
                                                                   Stanley subsidiaries (until June 1998) and
                                                                   Chief Executive Officer of the Morgan
                                                                   Stanley Funds and the TCW/DW Term Trusts
                                                                   (until September 2002).
James F. Higgins (54)       Trustee               Since June 2000  Director or Trustee of the Morgan Stanley
c/o Morgan Stanley Trust                                           Funds and TCW/DW Term Trust 2003 (since
Harborside Financial                                               June 2000); Senior Advisor of Morgan
Center,                                                            Stanley (since August 2000); Director of
Plaza Two,                                                         the Distributor and Dean Witter Realty
Jersey City, NJ                                                    Inc.; Director of AXA Financial, Inc. and
                                                                   The Equitable Life Assurance Society of the
                                                                   United States (financial services);
                                                                   previously President and Chief Operating
                                                                   Officer of the Private Client Group of
                                                                   Morgan Stanley (May 1999-
                                                                   August 2000), President and Chief Operating
                                                                   Officer of Individual Securities of Morgan
                                                                   Stanley (February 1997-
                                                                   May 1999).
Philip J. Purcell (59)      Trustee               Since April      Director or Trustee of the Morgan Stanley
1585 Broadway                                     1994             Funds and TCW/DW Term Trust 2003; Chairman
New York, NY                                                       of the Board of Directors and Chief
                                                                   Executive Officer of Morgan Stanley and
                                                                   Morgan Stanley DW; Director of the
                                                                   Distributor; Chairman of the Board of
                                                                   Directors and Chief Executive Officer of
                                                                   Novus Credit Services Inc.; Director and/or
                                                                   officer of various Morgan Stanley
                                                                   subsidiaries.

                                Number of
                                Portfolios
                                 in Fund
                                 Complex
Name, Age and Address of         Overseen
   Interested Trustee          by Trustee**      Other Directorships Held by Trustee
-------------------------  --------------------  -----------------------------------
Charles A. Fiumefreddo                  123      None
(69)
c/o Morgan Stanley Trust
Harborside Financial
Center,
Plaza Two,
Jersey City, NJ
James F. Higgins (54)                   123      None
c/o Morgan Stanley Trust
Harborside Financial
Center,
Plaza Two,
Jersey City, NJ
Philip J. Purcell (59)                  123      Director of American Airlines, Inc.
1585 Broadway                                    and its parent company, AMR
New York, NY                                     Corporation.

----------------------------

   * EACH TRUSTEE SERVES AN INDEFINITE TERM, UNTIL HIS OR HER SUCCESSOR IS ELECTED.
  ** THE FUND COMPLEX INCLUDES ALL OPEN AND CLOSED-END FUNDS (INCLUDING ALL OF THEIR PORTFOLIOS) ADVISED BY MORGAN STANLEY INVESTMENT ADVISORS INC. AND ANY FUNDS THAT HAVE AN INVESTMENT ADVISOR THAT IS AN AFFILIATED PERSON OF MORGAN STANLEY INVESTMENT ADVISORS INC. (INCLUDING BUT NOT LIMITED TO, MORGAN STANLEY INVESTMENT MANAGEMENT INC., MORGAN STANLEY INVESTMENTS LP AND VAN KAMPEN ASSET MANAGEMENT INC.).

Morgan Stanley Latin American Growth Fund
TRUSTEE AND OFFICER INFORMATION CONTINUED

Officers:

                                                                                        Term of
                                                 Position(s)                          Office and
     Name, Age and Address of                     Held with                            Length of
         Executive Officer                       Registrant                          Time Served*
-----------------------------------  -----------------------------------  -----------------------------------
Mitchell M. Merin (49)               President and Chief Executive        President since May 1999 and Chief
1221 Avenue of the Americas          Officer                              Executive Officer since September
New York, NY                                                              2002
Barry Fink (47)                      Vice President, Secretary and        Since February 1997
1221 Avenue of the Americas          General Counsel
New York, NY
Joseph J. McAlinden (60)             Vice President                       Since July 1995
1221 Avenue of the Americas
New York, NY
Ronald E. Robison (64)               Vice President                       Since October 1998
1221 Avenue of the Americas
New York, NY
Thomas F. Caloia (56)                Treasurer                            Since April 1989
c/o Morgan Stanley Trust
Harborside Financial Center,
Plaza Two
Jersey City, NJ
Francis Smith (37)                   Vice President and Chief Financial   Since September 2002
c/o Morgan Stanley Trust             Officer
Harborside Financial Center,
Plaza Two,
Jersey City, NJ


     Name, Age and Address of
         Executive Officer           Principal Occupation(s) During Past 5 Years
-----------------------------------  -------------------------------------------
Mitchell M. Merin (49)               President and Chief Operating Officer of
1221 Avenue of the Americas          Morgan Stanley Investment Management (since
New York, NY                         December 1998); President, Director (since
                                     April 1997) and Chief Executive Officer
                                     (since June 1998) of the Investment Manager
                                     and Morgan Stanley Services; Chairman,
                                     Chief Executive Officer and Director of the
                                     Distributor (since June 1998); Chairman
                                     (since June 1998) and Director (since
                                     January 1998) of the Transfer Agent;
                                     Director of various Morgan Stanley
                                     subsidiaries; President (since May 1999)
                                     and Chief Executive Officer (since
                                     September 2002) of the Morgan Stanley Funds
                                     and TCW/DW Term Trust 2003; Trustee (since
                                     December 1999) and President and Chief
                                     Executive Officer (since October 2002) of
                                     the Van Kampen Open-End Funds and President
                                     and Chief Executive Officer (since December
                                     2002) of the Van Kampen Closed-End Funds;
                                     previously Chief Strategic Officer of the
                                     Investment Manager and Morgan Stanley
                                     Services and Executive Vice President of
                                     the Distributor (April 1997-June 1998),
                                     Vice President of the Morgan Stanley Funds
                                     (May 1997-April 1999), and Executive Vice
                                     President of Morgan Stanley.
Barry Fink (47)                      General Counsel (since May 2000) and
1221 Avenue of the Americas          Managing Director (since December 2000) of
New York, NY                         Morgan Stanley Investment Management;
                                     Managing Director (since December 2000),
                                     and Director (since July 1998) of the
                                     Investment Manager and Morgan Stanley
                                     Services; Assistant Secretary of Morgan
                                     Stanley DW; Vice President, Secretary and
                                     General Counsel of the Morgan Stanley Funds
                                     and TCW/DW Term Trust 2003 (since February
                                     1997); Vice President and Secretary of the
                                     Distributor; previously, Vice President and
                                     Assistant General Counsel of the Investment
                                     Manager and Morgan Stanley Services
                                     (February 1997-December 2001).
Joseph J. McAlinden (60)             Managing Director and Chief Investment
1221 Avenue of the Americas          Officer of the Investment Manager, Morgan
New York, NY                         Stanley Investment Management Inc. and
                                     Morgan Stanley Investments LP; Director of
                                     the Transfer Agent, Chief Investment
                                     Officer of the Van Kampen Funds.
Ronald E. Robison (64)               Managing Director, Chief Administrative
1221 Avenue of the Americas          Officer and Director (since February 1999)
New York, NY                         of the Investment Manager and Morgan
                                     Stanley Services and Chief Executive
                                     Officer and Director of the Transfer Agent;
                                     previously Managing Director of the TCW
                                     Group Inc.
Thomas F. Caloia (56)                Executive Director (since December 2002)
c/o Morgan Stanley Trust             and Assistant Treasurer of the Investment
Harborside Financial Center,         Manager, the Distributor and Morgan Stanley
Plaza Two                            Services; previously First Vice President
Jersey City, NJ                      of the Investment Manager, the Distributor
                                     and Morgan Stanley Services; Treasurer of
                                     the Morgan Stanley Funds.
Francis Smith (37)                   Vice President and Chief Financial Officer
c/o Morgan Stanley Trust             of the Morgan Stanley Funds and TCW/DW Term
Harborside Financial Center,         Trust 2003 (since September 2002);
Plaza Two,                           Executive Director of the Investment
Jersey City, NJ                      Manager and Morgan Stanley Services (since
                                     December 2001); previously Vice President
                                     of the Investment Manager and Morgan
                                     Stanley Services (August 2000-November
                                     2001), Senior Manager at
                                     PricewaterhouseCoopers LLP (January
                                     1998-August 2000) and Associate-Fund
                                     Administration at BlackRock Financial
                                     Management (July 1996-December 1997).

----------------------------

   * EACH OFFICER SERVES AN INDEFINITE TERM, UNTIL HIS OR HER SUCCESSOR IS ELECTED.

TRUSTEES

Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
Wayne E. Hedien
James F. Higgins
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell

OFFICERS

Charles A. Fiumefreddo
Chairman of the Board

Mitchell M. Merin
President and Chief Executive Officer

Barry Fink
Vice President, Secretary and General Counsel

Joseph J. McAlinden
Vice President

Ronald E. Robison
Vice President

Thomas F. Caloia
Treasurer

Francis Smith
Vice President and Chief Financial Officer

TRANSFER AGENT

Morgan Stanley Trust
Harborside Financial Center - Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT AUDITORS

Deloitte & Touche LLP
Two World Financial Center
New York, New York 10281

INVESTMENT MANAGER
Morgan Stanley Investment Advisors Inc.
1221 Avenue of the Americas
New York, New York 10020


This report is submitted for the general information of the shareholders of the Fund. For more detailed information about the Fund, its fees and expenses and other pertinent information, please read its Prospectus. The Fund's Statement of Additional Information contains additional information about the Fund, including its trustees. It is available, without charge, by calling
(800) 869-NEWS.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective Prospectus. Read the Prospectus carefully before investing.

Investments and services offered through Morgan Stanley DW Inc., member SIPC. Morgan Stanley Funds are distributed by Morgan Stanley Distributors Inc.

Morgan Stanley Distributors Inc., member NASD.

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37939RPT-10159C03-AP-3/03




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Morgan Stanley
Latin American
Growth Fund



ANNUAL REPORT
JANUARY 31, 2003